Exhibit 99.1

BLACKROCK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except per share data), (unaudited)

	Recast	Previously Reported			Recast	Previously Reported
	2017	2017	Change		2016	2016	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$10,868	$10,893	$(25)		$9,848	$9,880	$(32)
Investment advisory performance fees	594	594	-		295	295	-
Technology and risk management revenue	657	677	(20)		588	595	(7)
Distribution fees	1,183	24	1,159		1,198	41	1,157
Advisory and other revenue	298	303	(5)		332	344	(12)
Total revenue	13,600	12,491	1,109		12,261	11,155	1,106

Expense
Employee compensation and benefits	4,253	4,255	(2)		3,878	3,880	(2)
Distribution and servicing costs	1,663	492	1,171		1,608	429	1,179
Amortization of deferred sales commissions	-	17	(17)		-	34	(34)
Direct fund expense	895	904	(9)		757	766	(9)
General and administration	1,446	1,462	(16)		1,278	1,301	(23)
Restructuring charge	-	-	-		76	76	-
Amortization of intangible assets	89	89	-		99	99	-
Total expense	8,346	7,219	1,127		7,696	6,585	1,111

Operating income	5,254	5,272	(18)		4,565	4,570	(5)

Total nonoperating income (expense)	5	5	-		(110)	(110)	-
Income before income taxes	5,259	5,277	(18)		4,455	4,460	(5)
Income tax expense	270	270	-		1,289	1,290	(1)
Net income	4,989	5,007	(18)		3,166	3,170	(4)
Less:
Net income (loss) attributable to noncontrolling interests	37	37	-		(2)	(2)	-
Net income attributable to BlackRock, Inc.	$4,952	$4,970	$(18)		$3,168	$3,172	$(4)

Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$30.54	$30.65	$(0.11)		$19.27	$19.29	$(0.02)
Diluted	$30.12	$30.23	$(0.11)		$19.02	$19.04	$(0.02)

Supplemental information:

GAAP:
Operating margin	38.6%	42.2%	(360	) bps	37.2%	41.0%	(380	) bps
Compensation and benefits expense-to-revenue ratio	31.3%	34.1%	(280	) bps	31.6%	34.8%	(320	) bps
As adjusted:
Operating income (1)	$5,269	$5,287	$(18)		$4,669	$4,674	$(5)
Operating margin (1)	44.1%	44.1%	-	bps	43.8%	43.7%	10	bps
Compensation and benefits expense-to-revenue ratio (2)	35.5%	33.9%	160	bps	36.1%	34.5%	160	bps
Net income attributable to BlackRock, Inc. (3)	$3,698	$3,716	$(18)		$3,210	$3,214	$(4)
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3) (4)	$22.49	$22.60	$(0.11)		$19.27	$19.29	$(0.02)

Recast results reflect the adoption of the new standard related to revenue recognition. Previously reported results were derived from the financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2017. The compensation and benefits expense-to-revenue ratio, as adjusted, previously reported is equal to Employee compensation and benefits, as adjusted, divided by Revenue, GAAP basis. The compensation and benefits expense-to-revenue ratio, as adjusted, recast for the new standard is equal to Employee compensation and benefits, as adjusted, divided by Revenue used for operating margin. In addition, certain reclassifications have been made to conform with the current presentation.

See pages 4-7 for the reconciliation to GAAP and notes (1) through (4) for more information on as adjusted items.

BLACKROCK, INC.

2017 QUARTERLY INFORMATION

(In millions, except per share amounts), (Unaudited)

Year Ended December 31, 2017

Quarter Ended	March 31		June 30		September 30		December 31

	Recast		Recast		Recast		Recast
	for New	Previously	for New	Previously	for New	Previously	for New	Previously
	Standard	Reported	Standard	Reported	Standard	Reported	Standard	Reported

Revenue
Investment advisory, administration fees and securities lending revenue	$2,523	$2,530	$2,667	$2,675	$2,781	$2,792	$2,897	$2,896
Investment advisory performance fees	70	70	48	48	191	191	285	285
Technology and risk management revenue	154	158	158	164	169	175	176	180
Distribution fees	287	7	292	5	298	5	306	7
Advisory and other revenue	58	59	71	73	69	70	100	101
Total revenue	3,092	2,824	3,236	2,965	3,508	3,233	3,764	3,469

Expense
Employee compensation and benefits	1,021	1,021	998	999	1,087	1,088	1,147	1,147
Distribution and servicing costs	401	117	410	121	419	123	433	131
Amortization of deferred sales commissions	-	5	-	4	-	4	-	4
Direct fund expense	206	208	221	224	231	234	237	238
General and administration	296	301	345	350	355	363	450	448
Amortization of intangible assets	25	25	25	25	27	27	12	12
Total expense	1,949	1,677	1,999	1,723	2,119	1,839	2,279	1,980

Operating income	1,143	1,147	1,237	1,242	1,389	1,394	1,485	1,489

Total nonoperating income (expense)	(7)	(7)	1	1	10	10	1	1
Income before income taxes	1,136	1,140	1,238	1,243	1,399	1,404	1,486	1,490
Income tax expense (benefit)	268	269	374	376	443	445	(815)	(820)
Net income	868	871	864	867	956	959	2,301	2,310
Less:
Net income (loss) attributable to noncontrolling interests	9	9	10	10	12	12	6	6
Net income attributable to BlackRock, Inc.	$859	$862	$854	$857	$944	$947	$2,295	$2,304

Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$5.27	$5.29	$5.26	$5.27	$5.83	$5.85	$14.23	$14.29
Diluted	$5.21	$5.23	$5.20	$5.22	$5.76	$5.78	$14.01	$14.07

Supplemental information:

GAAP:
Operating margin	37.0%	40.6%	38.2%	41.9%	39.6%	43.1%	39.5%	42.9%
As adjusted:
Operating income (1)	$1,147	$1,151	$1,241	$1,246	$1,393	$1,398	$1,488	$1,492
Operating margin (1)	42.6%	42.6%	43.9%	43.9%	45.1%	45.0%	44.7%	44.8%
Net income attributable to BlackRock, Inc. (3)	$862	$865	$857	$860	$966	$969	$1,013	$1,022
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3) (4)	$5.23	$5.25	$5.22	$5.24	$5.90	$5.92	$6.19	$6.24

Recast results reflect the adoption of the new standard related to revenue recognition. Previously reported results were derived from the financial statements included in previously filed Form 10-Ks and 10-Qs. In addition, certain reclassifications have been made to conform with the current presentation.

See pages 4-7 for the reconciliation to GAAP and notes (1) through (4) for more information on as adjusted items.

BLACKROCK, INC.

2016 QUARTERLY INFORMATION

(In millions, except per share amounts), (Unaudited)

Year Ended December 31, 2016

Quarter Ended	March 31		June 30		September 30		December 31

	Recast		Recast		Recast		Recast
	for New	Previously	for New	Previously	for New	Previously	for New	Previously
	Standard	Reported	Standard	Reported	Standard	Reported	Standard	Reported

Revenue
Investment advisory, administration fees and securities lending revenue	$2,350	$2,359	$2,482	$2,489	$2,540	$2,546	$2,476	$2,486
Investment advisory performance fees	34	34	74	74	58	58	129	129
Technology and risk management revenue	139	141	147	146	149	152	153	156
Distribution fees	298	11	308	11	304	10	288	9
Advisory and other revenue	73	79	81	84	69	71	109	110
Total revenue	2,894	2,624	3,092	2,804	3,120	2,837	3,155	2,890

Expense
Employee compensation and benefits	947	947	976	977	968	969	987	987
Distribution and servicing costs	388	97	412	109	414	114	394	109
Amortization of deferred sales commissions	-	10	-	9	-	8	-	7
Direct fund expense	186	188	193	195	198	200	180	183
General and administration	311	318	311	316	308	312	348	355
Restructuring charge	76	76	-	-	-	-	-	-
Amortization of intangible assets	25	25	25	25	25	25	24	24
Total expense	1,933	1,661	1,917	1,631	1,913	1,628	1,933	1,665

Operating income	961	963	1,175	1,173	1,207	1,209	1,222	1,225

Total nonoperating income (expense)	(48)	(48)	(25)	(25)	1	1	(38)	(38)
Income before income taxes	913	915	1,150	1,148	1,208	1,210	1,184	1,187
Income tax expense (benefit)	267	268	354	353	333	333	335	336
Net income	646	647	796	795	875	877	849	851
Less:
Net income (loss) attributable to noncontrolling interests	(10)	(10)	6	6	2	2	-	-
Net income attributable to BlackRock, Inc.	$656	$657	$790	$789	$873	$875	$849	$851

Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$3.97	$3.97	$4.79	$4.79	$5.32	$5.33	$5.19	$5.21
Diluted	$3.92	$3.92	$4.74	$4.73	$5.25	$5.26	$5.12	$5.13

Supplemental information:

GAAP:
Operating margin	33.2%	36.7%	38.0%	41.8%	38.7%	42.6%	38.7%	42.4%
As adjusted:
Operating income (1)	$1,045	$1,047	$1,181	$1,179	$1,214	$1,216	$1,229	$1,232
Operating margin (1)	41.7%	41.6%	44.1%	43.9%	44.9%	44.8%	44.5%	44.4%
Net income attributable to BlackRock, Inc. (3)	$710	$711	$798	$797	$852	$854	$850	$852
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3) (4)	$4.24	$4.25	$4.79	$4.78	$5.12	$5.14	$5.12	$5.14

Recast results reflect the adoption of the new standard related to revenue recognition. Previously reported results were derived from the financial statements included in previously filed Form 10-Ks and 10-Qs. In addition, certain reclassifications have been made to conform with the current presentation.

See pages 4-7 for the reconciliation to GAAP and notes (1) through (4) for more information on as adjusted items.

NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF U.S. GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED

	2017		2016
	Recast		Recast
	for New	Previously	for New	Previously
(in millions), (unaudited)	Standard	Reported	Standard	Reported
Operating income, GAAP basis	$5,254	$5,272	$4,565	$4,570
Non-GAAP expense adjustments:
Restructuring charge	-	-	76	76
PNC LTIP funding obligation	15	15	28	28
Operating income, as adjusted	$5,269	$5,287	$4,669	$4,674
Revenue, GAAP basis	$13,600	$12,491	$12,261	$11,155
Non-GAAP adjustments:
Distribution and servicing costs	(1,663)	(492)	(1,608)	(429)
Amortization of deferred sales commissions	-	(17)	-	(34)
Revenue used for operating margin measurement	$11,937	$11,982	$10,653	$10,692
Operating margin, GAAP basis	38.6%	42.2%	37.2%	41.0%
Operating margin, as adjusted	44.1%	44.1%	43.8%	43.7%

See note (1) on page 7 for more information on as adjusted items.

RECONCILIATION OF U.S. GAAP COMPENSATION AND BENEFITS EXPENSE-TO-REVENUE RATIO TO COMPENSATION AND BENEFITS EXPENSE-TO-REVENUE RATIO, AS ADJUSTED

	2017		2016
		Ratios Based		Ratios Based
	Recast	on Previously	Recast	on Previously
	for New	Reported	for New	Reported
(in millions), (unaudited)	Standard	Amounts	Standard	Amounts
Employee compensation and benefits, GAAP basis	$4,253	$4,255	$3,878	$3,880
Less Non-GAAP expense adjustment:
PNC LTIP funding obligation	15	15	28	28
Employee compensation and benefits, as adjusted	$4,238	$4,240	$3,850	$3,852
Revenue, GAAP basis	$13,600	$12,491	$12,261	$11,155
Non-GAAP adjustments:
Distribution and servicing costs	(1,663)		(1,608)
Amortization of deferred sales commissions	-		-
Revenue used for operating margin measurement	$11,937		$10,653
Compensation and benefits expense-to-revenue ratio, GAAP basis	31.3%	34.1%	31.6%	34.8%
Compensation and benefits expense-to-revenue ratio, as adjusted	35.5%	33.9%	36.1%	34.5%

See note (2) on page 7 for more information on as adjusted items.

RECONCILIATION OF U.S. GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED

	2017		2016
	Recast		Recast
	for New	Previously	for New	Previously
(in millions, except per share data), (unaudited)	Standard	Reported	Standard	Reported
Net income attributable to BlackRock, Inc., GAAP basis	$4,952	$4,970	$3,168	$3,172
Non-GAAP adjustments:
Restructuring charge (including $23 tax benefit)	-	-	53	53
PNC LTIP funding obligation, net of tax	11	11	19	19
The Tax Cuts and Jobs Act:
Deferred tax revaluation (noncash)	(1,758)	(1,758)	-	-
Deemed repatriation tax	477	477	-	-
Other income tax matters	16	16	(30)	(30)
Net income attributable to BlackRock, Inc., as adjusted	$3,698	$3,716	$3,210	$3,214
Diluted weighted-average common shares outstanding	164.4	164.4	166.6	166.6
Diluted earnings per common share, GAAP basis	$30.12	$30.23	$19.02	$19.04
Diluted earnings per common share, as adjusted	$22.49	$22.60	$19.27	$19.29

See notes (3) and (4) on page 7 for more information on as adjusted items.

RECONCILIATION OF 2017 U.S. GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
Year Ended December 31, 2017

Quarter Ended	March 31		June 30		September 30		December 31
	Recast		Recast		Recast		Recast
	for New	Previously	for New	Previously	for New	Previously	for New	Previously
(in millions), (unaudited)	Standard	Reported	Standard	Reported	Standard	Reported	Standard	Reported
Operating income, GAAP basis	$1,143	$1,147	$1,237	$1,242	$1,389	$1,394	$1,485	$1,489
Non-GAAP expense adjustments:
PNC LTIP funding obligation	4	4	4	4	4	4	3	3
Operating income, as adjusted	$1,147	$1,151	$1,241	$1,246	$1,393	$1,398	$1,488	$1,492
Revenue, GAAP basis	$3,092	$2,824	$3,236	$2,965	$3,508	$3,233	$3,764	$3,469
Non-GAAP adjustments:
Distribution and servicing costs	(401)	(117)	(410)	(121)	(419)	(123)	(433)	(131)
Amortization of deferred sales commissions	-	(5)	-	(4)	-	(4)	-	(4)
Revenue used for operating margin measurement	$2,691	$2,702	$2,826	$2,840	$3,089	$3,106	$3,331	$3,334
Operating margin, GAAP basis	37.0%	40.6%	38.2%	41.9%	39.6%	43.1%	39.5%	42.9%
Operating margin, as adjusted	42.6%	42.6%	43.9%	43.9%	45.1%	45.0%	44.7%	44.8%

See note (1) on page 7 for more information on as adjusted items.

RECONCILIATION OF 2017 U.S. GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
Year Ended December 31, 2017

Quarter Ended	March 31		June 30		September 30		December 31
	Recast		Recast		Recast		Recast
	for New	Previously	for New	Previously	for New	Previously	for New	Previously
(in millions, except for per share data), (unaudited)	Standard	Reported	Standard	Reported	Standard	Reported	Standard	Reported
Net income attributable to BlackRock, Inc., GAAP basis	$859	$862	$854	$857	$944	$947	$2,295	$2,304
Non-GAAP adjustments:
PNC LTIP funding obligation, net of tax	3	3	3	3	3	3	2	2
The Tax Cuts and Jobs Act:
Deferred tax revaluation (noncash)	-	-	-	-	-	-	(1,758)	(1,758)
Deemed repatriation tax	-	-	-	-	-	-	477	477
Other income tax matters	-	-	-	-	19	19	(3)	(3)
Net income attributable to BlackRock, Inc., as adjusted	$862	$865	$857	$860	$966	$969	$1,013	$1,022
Diluted weighted-average common shares outstanding	164.9	164.9	164.1	164.1	163.8	163.8	163.8	163.8
Diluted earnings per common share, GAAP basis	$5.21	$5.23	$5.20	$5.22	$5.76	$5.78	$14.01	$14.07
Diluted earnings per common share, as adjusted	$5.23	$5.25	$5.22	$5.24	$5.90	$5.92	$6.19	$6.24

See notes (3) and (4) on page 7 for more information on as adjusted items.

RECONCILIATION OF 2016 U.S. GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
Year Ended December 31, 2016

Quarter Ended	March 31		June 30		September 30		December 31
	Recast		Recast		Recast		Recast
	for New	Previously	for New	Previously	for New	Previously	for New	Previously
(in millions), (unaudited)	Standard	Reported	Standard	Reported	Standard	Reported	Standard	Reported
Operating income, GAAP basis	$961	$963	$1,175	$1,173	$1,207	$1,209	$1,222	$1,225
Non-GAAP expense adjustments:
Restructuring charge	76	76	-	-	-	-	-	-
PNC LTIP funding obligation	8	8	6	6	7	7	7	7
Operating income, as adjusted	$1,045	$1,047	$1,181	$1,179	$1,214	$1,216	$1,229	$1,232
Revenue, GAAP basis	$2,894	$2,624	$3,092	$2,804	$3,120	$2,837	$3,155	$2,890
Non-GAAP adjustments:
Distribution and servicing costs	(388)	(97)	(412)	(109)	(414)	(114)	(394)	(109)
Amortization of deferred sales commissions	-	(10)	-	(9)	-	(8)	-	(7)
Revenue used for operating margin measurement	$2,506	$2,517	$2,680	$2,686	$2,706	$2,715	$2,761	$2,774
Operating margin, GAAP basis	33.2%	36.7%	38.0%	41.8%	38.7%	42.6%	38.7%	42.4%
Operating margin, as adjusted	41.7%	41.6%	44.1%	43.9%	44.9%	44.8%	44.5%	44.4%

See note (1) on page 7 for more information on as adjusted items.

RECONCILIATION OF 2016 U.S. GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
Year Ended December 31, 2016

Quarter Ended	March 31		June 30		September 30		December 31
	Recast		Recast		Recast		Recast
	for New	Previously	for New	Previously	for New	Previously	for New	Previously
(in millions, except for per share data), (unaudited)	Standard	Reported	Standard	Reported	Standard	Reported	Standard	Reported
Net income attributable to BlackRock, Inc., GAAP basis	$656	$657	$790	$789	$873	$875	$849	$851
Non-GAAP adjustments:
Restructuring charge (including $23 tax benefit)	53	53	-	-	-	-	-	-
PNC LTIP funding obligation, net of tax	5	5	4	4	5	5	5	5
Other income tax matters	(4)	(4)	4	4	(26)	(26)	(4)	(4)
Net income attributable to BlackRock, Inc., as adjusted	$710	$711	$798	$797	$852	$854	$850	$852
Diluted weighted-average common shares outstanding	167.4	167.4	166.6	166.6	166.3	166.3	165.9	165.9
Diluted earnings per common share, GAAP basis	$3.92	$3.92	$4.74	$4.73	$5.25	$5.26	$5.12	$5.13
Diluted earnings per common share, as adjusted	$4.24	$4.25	$4.79	$4.78	$5.12	$5.14	$5.12	$5.14

See notes (3) and (4) on page 7 for more information on as adjusted items.

NOTES TO NON-GAAP FINANCIAL MEASURES

(unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Management uses both GAAP and non-GAAP financial measures in evaluating BlackRock’s financial performance. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

Computations for all periods are derived from the consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted:

Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time and, therefore, provide useful disclosure to investors.

•

Operating income, as adjusted, includes non-GAAP expense adjustments. The portion of compensation expense associated with certain long-term incentive plans (“LTIP”) funded, or to be funded, through share distributions to participants of BlackRock stock held by PNC has been excluded because it ultimately does not impact BlackRock’s book value. In 2016, a restructuring charge primarily comprised of severance and accelerated amortization expense of previously granted deferred compensation awards has been excluded to provide an analysis of BlackRock’s ongoing operations and to ensure comparability among periods presented.

•

Revenue used for operating margin, as adjusted, excludes distribution and servicing costs paid to related parties and other third parties. Management believes such costs represent a benchmark for the amount of revenue passed through to external parties who distribute the Company’s products. Amortization of deferred sales commissions is excluded from revenue used for operating margin measurement, as adjusted, because such costs, over time, substantially offset distribution fee revenue the Company earns. For each of these items, BlackRock excludes from revenue used for operating margin, as adjusted, the costs related to each of these items as a proxy for such offsetting revenue.

(2) Compensation and benefits expense-to-revenue ratio, as adjusted:

Management believes compensation and benefits expense-to-revenue ratio, as adjusted, is an effective indicator of BlackRock’s financial performance over time and, therefore, provides useful disclosure to investors.

•

Employee compensation and benefits, as adjusted, includes a non-GAAP expense adjustment. The portion of compensation expense associated with certain LTIP funded, or to be funded, through share distributions to participants of BlackRock stock held by PNC has been excluded because it ultimately does not impact BlackRock’s book value.

•

The compensation and benefits expense-to-revenue ratio, as adjusted, that is derived from previously reported amounts is equal to Employee compensation and benefits, as adjusted, divided by Revenue, GAAP basis.  Due to the adoption of the new revenue recognition standard, the Company’s compensation and benefits expense-to-revenue ratio, as adjusted, is presently equal to Employee compensation and benefits, as adjusted, divided by Revenue used for operating margin. Revenue used for operating margin, as adjusted, excludes distribution and servicing costs paid to related parties and other third parties. Management believes such costs represent a benchmark for the amount of revenue passed through to external parties who distribute the Company’s products.

(3) Net income attributable to BlackRock, Inc., as adjusted:

Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for significant nonrecurring items, charges that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

See aforementioned discussion regarding operating income, as adjusted, and operating margin, as adjusted, for information on the PNC LTIP funding obligation and the restructuring charge.

For each period presented, the non-GAAP adjustment related to the restructuring charge and PNC LTIP funding obligation was tax effected at the respective blended rates applicable to the adjustments. The noncash deferred tax revaluation benefit of $1,758 million and the other income tax matters were primarily associated with the revaluation of certain deferred tax liabilities related to intangible assets and goodwill. These amounts have been excluded from the as adjusted results as these items will not have a cash flow impact and to ensure comparability among periods presented. A deemed repatriation tax expense of $477 million has been excluded from the 2017 as adjusted results due to the one-time nature and to ensure comparability among periods presented.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted divided by diluted weighted average common shares outstanding.

(4) Nonvoting participating preferred stock is considered to be a common stock equivalent for purposes of determining basic and diluted earnings per share calculations.